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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 1996

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1996, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1996-2)

                                Superior Bank FSB

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             (Exact name of registrant as specified in its charter)

        United States                 333-4492                36-1414142
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                  60181
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (708) 916-4000

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Item 2. Acquisition or Disposition of Assets

Description of the Certificates, Sub-Pool 1 and Sub-Pool 2

     On June 19, 1996 a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1996-2 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1996, among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee"). The Certificates consist of eight classes identified as Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6 (collectively, the "Class 1A Certificates"), Class 2A (the "Class 2A Certificates", together with the Class 1A Certificates, the "Class A Certificates") and Class R (the "Class R Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund comprised of Sub-Pool 1 and Sub-Pool 2 (the "Trust Fund"), consisting primarily of first and second liens on single-family properties, multifamily properties and mixed residential and commercial structures (the "Mortgage Loans") with an aggregate principal balance of $144,780,291.59 as of June 1, 1996 (the "Cut-off Date") and an aggregate amount of $53,510,393.36 deposited on the Closing Date in the Sub-Pool 1 Pre-Funding Account and an aggregate amount of $31,641,122.34 deposited on the Closing Date in the Sub-Pool 2 Pre-Funding Account. The Class A Certificates were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") and J.P. Morgan Securities Inc. ("J.P. Morgan"), pursuant to an underwriting agreement dated June 14, 1996 among the Depositor, Merrill and J.P. Morgan.

     The Class A Certificates evidence, in the aggregate, $225,000,000 principal amount as of the Cut-off Date. The Class 1A-1 Certificates will be entitled to payments of interest accrued on the outstanding Class 1A-1 Principal Balance at a variable pass-through rate. The Class 1A-2 Certificates will be entitled to payments of interest accrued on the Class 1A-2 Principal Balance at a fixed rate of 7.35% per annum. The Class 1A-3 Certificates will be entitled to payments of interest accrued on the Class 1A-3 Principal Balance at a fixed rate of 7.59% per annum. The Class 1A-4 Certificates will be entitled to payments of interest accrued on the Class 1A-4 Principal Balance at a fixed rate of 7.74% per annum. The Class 1A-5 Certificates will be entitled to payments of interest accrued on the Class 1A-5 Principal Balance at a fixed rate of 8.00% per annum. The Class 1A-6 Certificates will be entitled to payments of interest accrued at the Class 1A-6 Pass Through Rate equal to the lesser of (i) a fixed rate of 8.30% per annum and (ii) the weighted average of the mortgage rates of the Sub-Pool 1 Mortgage Loans minus, with respect to Sub-Pool 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the Premium Percentage. The Class 2A Certificates will be entitled to payments of interest accrued on the outstanding Class 2A Principal Balance at a variable pass-through rate. In addition, on each Remittance Date, each of the Class A Certificates will be entitled to distributions allocable to principal which will, as more fully described in the Agreement, include the principal portion of all scheduled and unscheduled payments received on the Mortgage Loans during an Accrual Period.

     Credit support in respect of certain losses realized on the Mortgage Loans will be covered by a certificate insurance policy (the "Certificate Insurance Policy") issued by Financial


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Guaranty Insurance Company (the "Certificate Insurer") and, if the related
Remittance Date is prior to the Cross-over Date, Excess Spread received by the Servicer. The Certificate Insurance Policy will irrevocably and unconditionally guaranty payment on each Remittance Date to the Holders of the Class A Certificates of the related Class A Remittance Amount. If the related Remittance Date is prior to the Cross-Over Date with respect to a particular Sub-Pool, Holders of the Class A Certificates will have a right to 100% of the related Excess Spread to fund the amount by which the related Class A Remittance Amount with respect to all Classes of related Class A Certificates exceeds the related Available Remittance Amount for such Remittance Date. To the extent available, the Net Excess Spread and Excess Principal with respect to a Sub-Pool will then be applied to cover any Available Funds Shortfall with respect to the other Sub-Pool. Capitalized terms used in the second paragraph hereof and not otherwise defined shall have the meanings assigned to them in the Agreement.

     On June 27, 1996 following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $36,143,509.65 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $20,481,138.71 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 27, 1996, between the Depositor and the Trustee (the "June 27 Instrument"). Attached to the June 28 Instrument is the Mortgage Loan Schedule with respect to each Sub-Pool listing the related Subsequent Mortgage Loans that are the subject of such June 27 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

     4.1 Pooling and Servicing Agreement, dated as of June 1, 1996, by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer and LaSalle National Bank, as Trustee.

     4.2 Subsequent Transfer Instrument, dated June 27, 1996, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SUPERIOR BANK FSB

                                             By:  /s/ WILLIAM C. BRACKEN
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                                             Name: William C. Bracken
                                             Title: Senior Vice President
                                                    and Chief Financial Officer


Dated: June 28, 1996

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                                 EXHIBITS TABLE

     4.1 Pooling and Servicing Agreement, dated as of June 1, 1996, by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer and LaSalle National Bank, as Trustee.

     4.2 Subsequent Transfer Instrument, dated June 27, 1996, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.